UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  June 23, 1999
                                                --------------------------------

PaineWebber Mortgage Acceptance Corporation IV (as depositor under the Sale and Master Servicing Agreement, dated as of June 1, 1999, relating to the Fremont Home Loan Owner Trust 1999-2, Home Loan Asset Backed Notes, Series 1999-2)


                 Painewebber Mortgage Acceptance Corporation IV
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             (Exact name of registrant as specified in its charter)


           Delaware                 333-61785                   06-1204982
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  1285 Avenue of the Americas
                  New York, New York                                    10019
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                  (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code  (212) 713-2000
                                                  ------------------------------



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         (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS
            ------------

            The Fremont Home Loan Owner Trust 1999-2 (the "ISSUER") was formed pursuant to an owner trust agreement, dated as of June 1, 1999, and entered into by PaineWebber Mortgage Acceptance Corporation IV, as depositor (the "DEPOSITOR"), Wilmington Trust Company, as owner trustee, First Union National Bank ("FIRST UNION"), as paying agent, and Fremont Investment and Loan ("FREMONT"). The Issuer issued the Home Loan Asset Backed Notes pursuant to an indenture, dated as of June 1, 1999, between the Issuer and First Union, as indenture trustee.

            As of the Closing Date, assets of the Issuer will consist primarily of fixed rate and adjustable rate home loans (the "LOANS") as described herein which are secured by first lien mortgages, deeds of trust or other similar security instruments.

            The statistical information presented in the Prospectus Supplement, dated June 16, 1999 (the "PROSPECTUS SUPPLEMENT"), concerning the Loans is based on the characteristics as of May 25, 1999 of a portion of the Loans that will be transferred to the Issuer on the Closing Date. Capitalized terms used in this Form 8-K and not defined herein shall have the meaning assigned to such terms in the Prospectus Supplement. Attached hereto as Exhibit 99 to this Form 8-K is information, as of June 1, 1999 (the "CUT-OFF DATE"), concerning all of the Loans that will be transferred to the Issuer on the Closing Date.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
   (99)                                         Information concerning the final
                                                pool of Loans as of the Cut-Off
                                                Date

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PAINEWEBBER MORTGAGE ACCEPTANCE
                                             CORPORATION IV

June 22, 1999

                                             By:  /S/ BARBARA DAWSON
                                                  -----------------------------
                                                  Name:  Barbara Dawson
                                                  Title:  Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

   (99)                 Information concerning the final pool          (E)
                        of Loans as of the Cut-Off Date